EMPLOYEES' RETIREMENT PLAN	12 Months Ended
Sep. 30, 2013
Compensation And Retirement Disclosure [Abstract]
EMPLOYEES' RETIREMENT PLAN

(16) EMPLOYEES’ RETIREMENT PLAN

Substantially all of the Bank’s full-time employees participate in a 401(k) retirement plan (the “Plan”). The Plan is administered by Standard Insurance Company, through which employees can choose from a variety of retail mutual funds to invest their fund contributions. Under the terms of the Plan, the Bank makes monthly contributions for the benefit of each participant in an amount that matches one-half of the participant’s contribution, not to exceed 3% of the participants’ monthly base salary. All contributions made by participants are immediately vested and cannot be forfeited. Contributions made by the Bank, and related earnings thereon, become vested to the participants according to length of service requirements as specified in the Plan. Any forfeited portions of the contributions made by the Bank and the allocated earnings thereon are used to reduce future contribution requirements of the Bank. The Plan may be modified, amended or terminated at the discretion of the Bank.

The Bank’s contributions to the Plan amounted to $716,000, $645,000, and $523,000 for the years ended September 30, 2013, 2012, and 2011, respectively. These amounts have been included as compensation and fringe benefits expense in the accompanying consolidated statements of operations.